Exhibit 99.3

SHAREHOLDERS’ ANNUAL GENERAL MEETING CONVENED ON APRIL 14, 2023    AT 2:30 P.M. CEST    Exhibit 99.3 PROXY FORM To be sent to and to be received by:                 Computershare S.p.A., Via Nizza 262/73, 10126 Turin (Italy), as Agent for CNH Industrial N.V., by 11:00 p.m. CEST on April 7, 2023 by mail or by Fax (+39 011 0923202) or by e-mail (cnhi@computershare.it), as an attachment in PDF format.    Disclaimer This Proxy Form shall be completed and signed by the Shareholder in order to appoint Computershare S.p.A. to vote online as per attached Voting Instructions Form at the Shareholders’ Annual General Meeting of CNH Industrial N.V.. Alternatively the Shareholder can vote online through the company website ( https://www.cnhindustrial.com/en-US/Investor-Relations/shareholder_meetings/2023). Mandatory information * THE UNDERSIGNED (natural person only)* Date of birth * Place of birth * Resident in (town/city) * At (street address) * Tax Code Telephone no. * e-mail entitled to vote at the close of business of March 17, 2023 (record date) as (1): registered shareholder legal representative or agent with authority to sub-delegate Pledgee Taker-in Beneficial interest holder    official receiver manager other (specify) for no. * CNH Industrial common shares    (2) registered in the name of (natural or legal person) Date of birth * Place of birth * Resident in (town/city) * At (street address) * ID no.(tax code/LEI) Registered in the securities account (3) no. At Bank code (ABI) Branch code (CAB) as resulting from communication no. (4) Made by (Bank) APPOINTS Computershare S.p.A. to attend at the above mentioned Meeting and to vote online, with reference to the above shares, in accordance with the instructions provided in the following Voting Instructions Form. If no such directions are indicated, ACKNOWLEDGES that Computershare S.p.A. will have the authority to vote “For” with regard to all following proposals. DATE Form of identification (5) (type)* Issued by * no. * SIGNATURE 1) Specify the capacity of the proxy signatory and, where applicable, attach documentary proof of his power. 2) To be completed only if the registered shareholder is different from the proxy signatory; mandatory indications on relevant personal details must be included. 3) Provide the securities account number, Bank Codes and Branch Codes of the Depository, or in any case its name, available in the securities account statement. 4) Reference to the communication made by the intermediary and its name. 5) Provide details of a valid form of identification of the proxy signatory. __________________________________________________________________________________________________________________    1

CNH INDUSTRIAL

SHAREHOLDERS' ANNUAL GENERAL MEETING CONVENED ON APRIL 14, 2023
AT 2:30 P.M. CEST

Computershare

VOTING INSTRUCTIONS FORM

THE UNDERSIGNED ____

INSTRUCTS the Appointed Representative to vote at the above indicated shareholders' meeting as follows

Prog.	RESOLUTIONS OF THE AGENDA TO BE VOTED	*VOTE (Please tick as appropriate)*		
0010	**2.b.** Adoption of the 2022 Annual Financial Statements	For	Against	Abstain
0020	**2.c.** Proposal of a dividend for 2022 of €0.36 per common share	For	Against	Abstain
0030	**2.d.** Proposal to discharge the executive directors and the non-executive directors for the performance of his or her duties in 2022	For	Against	Abstain
0040	**3.a.** Application of the remuneration policy in 2022 *(advisory vote)*	For	Against	Abstain
0050	**3.b.** Proposal to approve the plan to grant rights to subscribe for common shares to executive directors under equity incentive plans	For	Against	Abstain
0060	**4.a.** Re-appointment of Suzanne Heywood	For	Against	Abstain
0070	**4.b.** Re-appointment of Scott W. Wine	For	Against	Abstain
0080	**4.c.** Re-appointment of Howard W. Buffett	For	Against	Abstain
0090	**4.d.** Re-Appointment of Karen Linehan	For	Against	Abstain
0100	**4.e.** Re-appointment of Alessandro Nasi	For	Against	Abstain
0110	**4.f.** Re-appointment of Vagn Sørensen	For	Against	Abstain
0120	**4.g.** Re-appointment of Åsa Tamsons	For	Against	Abstain
0130	**4.h.** Appointment of Elizabeth Bastoni	For	Against	Abstain
0140	**4.i.** Appointment of Richard J. Kramer	For	Against	Abstain
0150	**5.a.** Authorization to issue shares and/or grant rights to subscribe for shares	For	Against	Abstain
0160	**5.b.** Authorization to limit or exclude pre-emptive rights	For	Against	Abstain
0170	**5.c.** Authorization to issue special voting shares	For	Against	Abstain
0180	**5.d.** Authorization to repurchase own shares	For	Against	Abstain
0190	**6.** Proposal to re-appoint Deloitte Accountants B.V. as the independent auditor of the Company for the 2024 financial year	For	Against	Abstain

SIGNATURE ....

2

CNH Industrial N.V.

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

000000000.000000 ext 000000000.000000 ext
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by April 7, 2023 at 5:00 P.M. Eastern Daylight Time.

Online
Go to **www.investorvote.com/CNHI** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CNHI

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual General Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend that you vote FOR proposals 2(b) through 6.

Proposal	For	Against	Abstain
2.b. Adoption of the 2022 Annual Financial Statements	☐	☐	☐
2.c. Proposal of a dividend for 2022 of €0.36 per common share	☐	☐	☐
2.d. Proposal to discharge the executive directors and the non-executive directors for the performance of his or her duties in 2022	☐	☐	☐
3.a. Application of the remuneration policy in 2022	☐	☐	☐
3.b. Proposal to approve the plan to grant rights to subscribe for common shares to executive directors under equity incentive plans	☐	☐	☐

4. Re-Appointment of the Executive Directors and (Re)-Appointment of the Non-Executive Directors

Proposal	For	Against	Abstain
4.a. - Re-appointment of Suzanne Heywood	☐	☐	☐
4.b. - Re-appointment of Scott W. Wine	☐	☐	☐
4.c. - Re-appointment of Howard W. Buffett	☐	☐	☐
4.d. - Re-appointment of Karen Linehan	☐	☐	☐
4.e. - Re-appointment of Alessandro Nasi	☐	☐	☐
4.f. - Re-appointment of Vagn Sørensen	☐	☐	☐
4.g. - Re-appointment of Åsa Tamsons	☐	☐	☐
4.h. - Appointment of Elizabeth Bastoni	☐	☐	☐
4.i. - Appointment of Richard J. Kramer	☐	☐	☐

Proposal	For	Against	Abstain
5.a. Authorization to issue shares and/or grant rights to subscribe for shares	☐	☐	☐
5.b. Authorization to limit or exclude pre-emptive rights	☐	☐	☐
5.c. Authorization to issue special voting shares	☐	☐	☐
5.d. Authorization to repurchase own shares	☐	☐	☐
6. Proposal to re-appoint Deloitte Accountants B.V. as the independent auditor of the Company for the 2024 financial year	☐	☐	☐

C 1234567890 JNT
1UPX 571709

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03RR2C

2023 Annual Meeting Admission Ticket 2023 Annual Meeting of CNH Industrial N.V. Shareholders The 2023 Annual Meeting of Shareholders of CNH Industrial N.V. will be held on April 14, 2023, 2:30pm CEST at Freshfields Bruckhaus Deringer LLP, Strawinskylaan 10, 1077 XZ Amsterdam, The Netherlands. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CNHI qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — CNH INDUSTRIAL N.V. + 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS – APRIL 14, 2023 The undersigned, revoking all prior proxies, hereby appoints Roberto Russo with full power of substitution, as proxies to represent and vote as designated hereon, all common shares of CNH Industrial N.V. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual General Meeting of Shareholders of the Company on Friday, April 14, 2023, commencing at 2:30 p.m. Central European Summer Time and any adjournments thereof. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING, SIGNS AND DELIVERS A PROXY WITH A LATER DATE, OR VOTES IN PERSON AT THE MEETING. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual General Meeting. +

CNH Industrial N.V.

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by April 7, 2023 at 5:00 P.M. Eastern Daylight Time.

Online
Go to **www.investorvote.com/CNHI** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CNHI

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual General Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend that you vote FOR proposals 2(b) through 6.

Proposal	For	Against	Abstain
2.b. Adoption of the 2022 Annual Financial Statements	☐	☐	☐
2.c. Proposal of a dividend for 2022 of €0.36 per common share	☐	☐	☐
2.d. Proposal to discharge the executive directors and the non-executive directors for the performance of his or her duties in 2022	☐	☐	☐
3.a. Application of the remuneration policy in 2022	☐	☐	☐
3.b. Proposal to approve the plan to grant rights to subscribe for common shares to executive directors under equity incentive plans	☐	☐	☐

4. Re-Appointment of the Executive Directors and (Re)-Appointment of the Non-Executive Directors

Proposal	For	Against	Abstain
4.a. - Re-appointment of Suzanne Heywood	☐	☐	☐
4.b. - Re-appointment of Scott W. Wine	☐	☐	☐
4.c. - Re-appointment of Howard W. Buffett	☐	☐	☐
4.d. - Re-appointment of Karen Linehan	☐	☐	☐
4.e. - Re-appointment of Alessandro Nasi	☐	☐	☐
4.f. - Re-appointment of Vagn Sørensen	☐	☐	☐
4.g. - Re-appointment of Åsa Tamsons	☐	☐	☐
4.h. - Appointment of Elizabeth Bastoni	☐	☐	☐
4.i. - Appointment of Richard J. Kramer	☐	☐	☐

Proposal	For	Against	Abstain
5.a. Authorization to issue shares and/or grant rights to subscribe for shares	☐	☐	☐
5.b. Authorization to limit or exclude pre-emptive rights	☐	☐	☐
5.c. Authorization to issue special voting shares	☐	☐	☐
5.d. Authorization to repurchase own shares	☐	☐	☐
6. Proposal to re-appoint Deloitte Accountants B.V. as the independent auditor of the Company for the 2024 financial year	☐	☐	☐

C 1234567890 JNT

1UPX 571709

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03RSMC

2023 Annual Meeting Admission Ticket 2023 Annual Meeting of CNH Industrial N.V. Shareholders The 2023 Annual Meeting of Shareholders of CNH Industrial N.V. will be held on April 14, 2023, 2:30pm CEST at Freshfields Bruckhaus Deringer LLP, Strawinskylaan 10, 1077 XZ Amsterdam, The Netherlands. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CNHI qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — CNH INDUSTRIAL N.V. + 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS – APRIL 14, 2023 The undersigned, revoking all prior proxies, hereby appoints Roberto Russo with full power of substitution, as proxies to represent and vote as designated hereon, all common shares of CNH Industrial N.V. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual General Meeting of Shareholders of the Company on Friday, April 14, 2023, virtually commencing at 2:30 p.m. Central European Summer Time and any adjournments thereof. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING, SIGNS AND DELIVERS A PROXY WITH A LATER DATE, OR VOTES IN PERSON AT THE MEETING. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Declaration and Power of Attorney: By checking this box, you irrevocably and unconditionally: (a)    agree to be bound by the Special Voting Shares Terms and Conditions, as published on the CNH Industrial website; and (b)    authorize and instruct Computershare represent you and act on your behalf in connection with any issuance, allocation, acquisition, transfer and/or repurchase of any Special Voting Share in accordance with and pursuant to the Special Voting Shares Terms and Conditions. D Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual General Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A—D ON BOTH SIDES OF THIS CARD. +